EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of International Game Technology on Form S-8 of our report dated November 16, 2001, appearing in the Annual Report on Form 10-K of International Game Technology for the year ended September 29, 2001.

/s/ Deloitte & Touche LLP

June 26, 2002